UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

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Gold Flora Corporation
(Exact name of registrant as specified in its charter)

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Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3165 Red Hill Avenue

Costa Mesa, CA 92626

(Address of Principal Executive Offices, including Zip Code)

(949) 252-1908

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Gold Flora Corporation (the “Company”) to amend the Company’s Current Report on Form 8-K filed on July 13, 2023 (the “Original Report”), to provide the financial statements of business acquired and the pro forma financial information required by Item 9.01 of Form 8-K that was not filed with the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 of the Original Report, as amended hereby, is set forth below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The unaudited financial statements of Gold Flora, LLC for the six month periods ended June 30, 2023 and 2022, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the resulting issuer as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations of the resulting issuer for the six month period ended June 30, 2023, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

2.1

Business Combination Agreement dated February 21, 2023 among TPCO Holding Corp., Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation, a British Columbia corporation, and Golden Grizzly Bear LLC

3.1	Certificate of Incorporation of Gold Flora Corporation

3.2	Bylaws of Gold Flora Corporation

4.1	Supplemental Warrant Indenture between Gold Flora Corporation and Odyssey Trust Company dated July 7, 2023

10.1	Gold Flora Corporation 2023 Equity Incentive Plan

99.1	Unaudited financial statements of Gold Flora, LLC for the six-month periods ended June 30, 2023 and 2022

99.2	Unaudited pro forma consolidated balance sheet consolidated statements of operations for the period ended June 30, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain confidential information contained in this Exhibit, marked in brackets, has been omitted, because it is both not material and of the type of information that the registrant treats as private or confidential.

‡	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to finish supplemental copies of any of the omitted schedules upon request by the SEC.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPRATION

Dated: September 22, 2023	By:	/s/ Laurie Holcomb
	Name:	Laurie Holcomb
	Title:	President &Chief Executive Officer

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